UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 17, 2009

TRUMP ENTERTAINMENT RESORTS, INC.
TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)        As previously disclosed, on February 17, 2009 Trump Entertainment Resorts, Inc. (the “Company”) and certain of its direct and indirect subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Filing”).

On February 17, 2009, the Company received a notification from the Nasdaq Stock Market indicating that the staff of the Nasdaq Stock Market had determined, in accordance with Nasdaq Marketplace Rules 4300, 4450(f) and IM-4300, that the Company’s common stock will be delisted from the Nasdaq Stock Market in light of the Company’s Bankruptcy Filing, concerns about the residual equity interest of the existing listed security holders and concerns about the Company’s ability to sustain compliance with all of Nasdaq’s listing requirements. Trading in the Company’s common stock will be suspended at the opening of business on February 26, 2009 unless the Company requests an appeal of Nasdaq’s delisting decision. The Company does not intend to appeal Nasdaq’s delisting decision. The Company expects that following delisting, the Company’s common stock will not be immediately eligible to trade over the OTC Bulletin Board or in the “Pink Sheets,” however, the common stock may become eligible for such trading if a market maker makes application to quote the common stock in accordance with Securities and Exchange Commission Rule 15c2-11, and such application is cleared.

A copy of Company’s press release announcing the receipt of the delisting notification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Company’s reports filed with the Securities and Exchange Commission including, but not limited to, in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Company to maintain normal relationships with their vendors, service providers and customers. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

2

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated February 20, 2009, issued by the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS

HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS

FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 20, 2009, issued by the Company.